UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 23, 2023

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On October 23, 2023, Organon International GmbH (“Organon”), notified XOMA Corporation (the “Company”) of its intent to terminate for convenience that certain License Agreement, by and between Organon and ObsEva SA (“ObsEva”), dated July 26, 2021 (the “License Agreement”). XOMA assumed the ebopiprant License Agreement pursuant to that certain IP Acquisition Agreement, by and between the Company and ObsEva, dated November 21, 2022. The termination will be effective as of January 21, 2024. The Company will not be entitled to any milestone payments with respect to any milestone achieved following the notice of termination. No material early termination penalties will be payable by either party.

The Company will seek to out-license ebopiprant for further development.

The License Agreement is filed as Exhibit 10.57 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (File No. 001-39801), filed with the Securities and Exchange Commission on March 9, 2023 (the “Annual Report”). For a summary of the material terms of the License Agreement please see “Part I, Item 1. Business - Acquisitions - ObsEva Intellectual Property Acquisition Agreement” of the Annual Report, which summary is incorporated herein.

This report contains “forward-looking” statements, including statements regarding the Company’s intent to out-license ebopiprant subject to the License Agreement. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in the biotechnology industry, including those related to the Company’s ability to enter into new licensing arrangements related to the molecule, or the timing thereof, as well as other potential risks described in more detail in the Company’s most recent filing on Form 10-Q and in other filings made with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statement, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: October 27, 2023	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer